UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2006

TRX, INC.

(Exact Name Of Registrant As Specified In Charter)

Georgia	000-51478	58-2502748
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6 West Druid Hills Drive

Atlanta, Georgia 30329

(Address of principal executive offices, including zip code)

(404) 929-6100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 8.01 Other Events

On August 2, 2006, TRX, Inc. (the “Company”) announced that it has completed the acquisition of substantially all of the assets of Travel Analytics, Inc., a leader in corporate travel data reporting and analytics based in Cleveland, Ohio, providing procurement and spend management services to corporations around the world. A copy of the Company’s press release announcing such acquisition is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRX, INC.
(Registrant)

Date: August 2, 2006	/s/ Lindsey B. Sykes
Lindsey B. Sykes Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 2, 2006.